UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 6, 2005

                                CITI TRENDS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               333-123028                                 52-2150697
        (Commission File Number)              (IRS Employer Identification No.)

   102 Fahm Street, Savannah, Georgia                       31401
(Address of Principal Executive Offices)                  (Zip Code)

                                 (912) 236-1561
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 2.02.      Results of Operations and Financial Condition.

         Pursuant to the decision by Citi Trends, Inc., a Delaware corporation (the "Company"), to release sales results on a monthly as well as on a quarterly basis, the Company is disclosing historical unaudited monthly sales results for the first quarter of fiscal 2005 as disclosed in a press release issued by the Company on July 6, 2005.

         The historical unaudited monthly sales results for the first quarter of fiscal 2005 are attached to this Current Report on Form 8-K (this "Current Report") as Exhibit 99.1 and the contents of which are incorporated herein solely for purposes of this Item 2.02 disclosure.

         In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report, including the exhibit, is being furnished and shall not be deemed "Filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibit, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.      Financial Statements and Exhibits.

                (C)     Exhibits

                Exhibit No.       Description
                99.1.             Schedule of Monthly Sales Results for the
                                  first quarter of fiscal 2005



                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      CITI TRENDS, INC
                                                      (Registrant)

Date: July 8, 2005                            By:     /s/ Thomas W. Stoltz
                                                      --------------------------
                                                      Thomas W. Stoltz
                                                      Chief Financial Officer


                                        2


================================================================================

                                  Exhibit Index

Exhibit No.     Description

99.1. Schedule of Monthly Sales Results for the first quarter of fiscal 2005